Donald E. Morel
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Jefferies 2010 Global Life Sciences Conference
June 9, 2010

NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,”
“expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning are forward-looking statements. West’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement. You should bear this in mind as you consider forward-looking statements. A non-exclusive list of important factors that may affect future results may be found in West’s filings with the Securities and Exchange
Commission, including our annual report on Form 10-K and our periodic reports on Form 10-
Q and Form 8-K.
You should evaluate any statement in light of these important factors.
Safe Harbor Statement

Corporate Profile
• For more than eighty years, a
 global leader in the
 development and manufacture
 of components and systems for
 injectable drug delivery
 – Vial closure systems
 – Prefillable syringe components
 – Components for diagnostics
 – Devices and device sub-
 assemblies
 – Safety and administration
 systems
• Market capitalization $1.4 billion
• Diverse, stable customer base
• Global footprint

Devices
Proprietary Products

West Pharmaceutical Services Today
● 32 plants in 10 countries
● 34 sales offices
● 7 technical centers
6,000 employees worldwide

Sales and Income from Continuing Operations
($ in millions)

First Quarter 2010 Results
$ millions, except per share data	2010	2009
Net Sales	$274.7	$242.4
Gross Margin	30%	29%
Research & Development	$5.4	$4.3
Selling, General & Administrative Exp.	$46.6	$42.9
Net Income	$19.8	$15.4
Diluted EPS - GAAP	$0.57	$0.46
Diluted EPS - Non-GAAP	$0.58	$0.42
First quarter 2010 diluted EPS - Non-GAAP excludes a net ($0.01) per share for restructuring charges.
First quarter 2009 diluted EPS - Non-GAAP excludes a net $0.04 per share for discrete tax benefits and Tech restructuring charges.

Consolidated First Quarter 2010 Operating Results
($ millions)
• Ex-Currency, Growth was:
 $ 10.0 Gross Profit (14.4%)
 $ 6.0 Adjusted Operating Profit (27.4%)
• Currency translation added:
 $ 9.8 Revenue
 $ 2.9 Gross Profit
 $ 1.6 Operating Profit
• Comparative result drivers:
 – Favorable volume and mix,
 increased pricing and increased
 efficiencies
 – Increasing labor, overhead and
 depreciation costs
 – SG&A cost containment

• Global economic conditions unsettled, however
• Global pharmaceutical revenue growth projected to
 be 4-6% (per IMS) on modest unit growth
 • North America growth projected at 4.5 - 5.5%
 • Europe growth moderate 2-4%
 • Emerging economies should grow > 10% (India, China, Brazil)
• Managing through:
 – Impact of US healthcare legislation
 – Industry mergers and consolidation
 – Changing customer order/inventory patterns
Challenging Business Environment

2010 Priorities
• Establishing the new organization
• Evolution of a global, cross-business
 unit selling model
• Crystal Zenith® syringe system
• The Global Quality Initiative

Pharmaceutical Packaging Systems (How drugs are contained)
Primary Container Solutions
Pharmaceutical Delivery Systems (How drugs are administered)
Administration Systems
Business Unit Re-alignment
 • Safety systems (NovaGuard, éris)
 • Reconstitution systems -
 Medimop
 • CZ prefillable syringe systems
 • Advanced Injection Systems
 (Confidose)
 • Tech Group Contract
 Manufacturing
 • Small volume parenteral
 packaging
 • Large volume parenteral
 packaging
 • Prefillable syringe components
 • Disposable medical device
 components
 • Diagnostic, dental, veterinary
 packaging

Five-Year Growth Opportunity
$2 billion combined markets for safety,
prefilled and auto-injectors, with unit
growth 6-12%, depending on product and
therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $0.6 billion
 • Projected 2014 Operating margin: 20%
$1.5 billion market for components with unit
growth 0% to 8% per year, depending on
product and therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $1.0 billion
 • Projected 2014 Operating margin: 20%
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 Consolidated 2014 Planning Objectives
 • 2014 Sales: $1.6 billion
 • 2014 Operating Margin: 19%
 • 2014 Consolidated ROIC: 17%

Long Term Business Drivers
• Demographics
• Growth in Biologics & Vaccines
• Requirement for easy, safe,
 accurate dosing
• Combination product growth
• Generic growth
• Increasing global access to
 advanced healthcare
West supplies sophisticated
packaging systems for the top 20
biologic drugs (by sales) currently
on the market.

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009
Therapeutic Category Growth Expectations

Packaging Systems Growth Strategy
 West’s Competitive Advantages:
 • Unmatched expertise in drug -
 material interactions
 • Market leader in packaging for
 biologics
 • Protected IP: Proprietary materials
 and processing technology - Drug
 Master File (DMF) 1546
 • Regulatory barriers to entry:
   US NDAs and ANDAs
  require proof of stability
 • Global manufacturing footprint
 • Global technical support
Pharmaceutical Packaging Systems (How drugs are contained)
Primary Container Solutions
 • Therapeutic segment focus
 • Generate incremental value per
 unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing
 productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India

Value Proposition
PROPRIETARY
PRODUCTS
Revenue and
Margin
Opportunity
Disposable Device
Disposable Device
Components
Components
Westar® RS
Mix2Vial®
NovaGuard™
éris™
Westar® RU
Standard
Components
Standard
Components
Consumer
Consumer
Products
Products
Packaging
Delivery

High-Value Products Drive Growth
Westar® RS
State of the art
ready-to-sterilize
elastomer closures
Westar® RU
State of the art
ready-to-use
syringe plungers
and closures
Envision™
Technically advanced,
automated vision
inspection system
NovaPure™
Unrivaled
quality….by
design

Faster Growth of High-Value Products
Pharmaceutical Packaging Systems

Delivery Systems Growth Strategy
 • Concentrate on systems for unmet
 market needs
 • Build market share in multi-
 component systems for drug
 administration utilizing Daikyo CZ as
 a platform technology
 • Production supported by existing
 design, multi-material molding, and
 assembly capabilities
 • Expand through innovation and
 strategic technology acquisitions
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 • Therapeutic segment focus
 • Generate incremental value per
 unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing
 productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India

CZ Syringe +
ConfiDose®
West Solutions to Biopharma
Lifecycle Management
$1,000,000
Components
$55,000,000

Pharmaceutical Delivery Systems
Key Programs
Vial2Bag™
Mix2Vial®
MixJect®
NovaGuard™ Safety
Needle Device
(luer-lock syringe)
ConfiDose®
Auto-injector
Daikyo Crystal Zenith®
éris™
Safety Needle Device
(fixed-needle syringe)

Daikyo Crystal Zenith® Insert Needle Syringe
Drug and Pharma Company Benefits
• Silicone oil free
• Tungsten free
• Glue free
• Lower dead space
• Reduced risk: breakage, waste, recall
Auto-Injector Benefits
• Consistent break loose and glide forces
• Break resistant
• Tight dimensional tolerances
• Design flexibility of plastics
Highest Quality
• 100% vision inspection
• X-ray inspection of needle
• Automated, clean production process
Daikyo Crystal Zenith, Crystal Zenith and CZ are trademarks and registered trademarks of Daikyo Seiko Ltd.

Our Long Term Focus
• Pharmaceutical Packaging Systems
 – Organic growth (on average) of 3-5% per year
 – Margin expansion through improved operating efficiency, product mix
 – Capital investments targeted at enhanced quality and value
• Pharmaceutical Delivery Systems
 – Deliver the potential of Daikyo CZ products
 – Increase healthcare-consumable contract manufacturing revenue
 – Grow proprietary safety and delivery system businesses
• Financial discipline
 – Operating cash flow: Discretionary SG&A, R&D and capital spending that are supported by revenue growth.
 – Deliver returns on invested capital that regularly exceed weighted average cost of capital.
 – Align incentives with financial performance and value creation

Summary
• Well positioned
 – Substantial market share
 – Proprietary technology
 – Diversified customer base
 – Global footprint
• Significant Growth Potential
 – Strength in new product pipeline
 – Preferred products for biologics
• The financial strength to invest
 – Reliable operating cash flow
 – Balance sheet strength
• An experienced team
Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe Systems
Safety and Administration
Systems

Donald E. Morel
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Jefferies 2010 Global Life Sciences Conference
June 9, 2010

NYSE: WST
westpharma.com